                            MFS(R) TOTAL RETURN FUND

                      Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Fund - Investment Adviser" section is hereby restated as follows:

          David M. Calabro, a Senior Vice President of the Adviser, Geoffrey L. Kurinsky, a Senior Vice President, Constantinos G. Mokas, a Vice President of the Adviser, Lisa B. Nurme, a Senior Vice President of the Adviser and Kenneth J. Enright, a Senior Vice President of the Adviser, are the Fund's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Fund's portfolio. Mr. Calabro has been a portfolio manager of the Fund since 1995 and has been employed by the Adviser as a portfolio manger since 1992. Mr. Kurinsky, the manager of the Fund's fixed income securities, has been a portfolio manager of the Fund since 1989 and has been employed by the Adviser as a portfolio manger since 1987. Mr. Mokas, the manager of the Fund's convertible securities, has been a portfolio manager of the Fund since April 1, 1998, and has been employed by the Adviser as a portfolio manger since 1990. Ms. Nurme, a manager of the common stock portion of the Fund's portfolio, has been employed as a portfolio manager by the Adviser since 1995 and has been employed by the Adviser as a portfolio manager since 1987. Mr. Enright, also a manager of the common stock portion of the Fund's portfolio, has been a portfolio manager of the Fund since January 15, 1999 and has been employed by the Adviser as a portfolio manager since 1986.














                  The date of this Supplement is March 5, 1999.